AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE 1 OF PAGES 4

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER (If applicable)
EDFSA09D0012P00143	APR 01, 2023		

6. ISSUED BY CODE FSA-ACQ	7. ADMINISTERED BY (If other than Item 6) CODE FSA-FS2
US Department of Education FSA - Acquisitions, 830 First St NE - Suite 91F3 Washington DC 20202	United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202

8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, State and ZIP Code)

GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.
2401 INTERNATIONAL LN.
MADISON WI 53704

UEI: RJLKXXWKNDH3
DUNS: 00030773
Cage Code: 5J3D5

CODE 00030773 FACILITY CODE

(X) 9A. AMENDMENT OF SOLICITATION NUMBER

9B. DATED (SEE ITEM 11)

☐ 10A. MODIFICATION OF CONTRACT/ORDER NUMBER EDFSA09D0012

10B. DATED (SEE ITEM 13) JUN 17, 2009

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a)
☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☐ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

See Attachment Page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Jill M. Leitl - Chief Operating Officer	Jackson McClam, Contracting Officer 202-304-2149 jackson.mcclam@ed.gov

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Jill M. Leitl (Signature of person authorized to sign)	MAR 22, 2023	JACKSON MCCLAM Digitally signed by JACKSON MCCLAM Date: 2023.03.27 16:37:54 -04'00' (Signature of Contracting Officer)	MAR 22, 2023

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

Attachment Page PAGE 2 OF 4 EDFSA09D0012P00143 This bilateral modification is for changes to servicing requirements and contract pricing. The following changes are made to remove the previous language shown and replace with the revised language shown: 1. Update Contact Center Requirements From previous language: 3. New Contact Center Requirements (new addition to contract) A. Minimum Contact Center Hours: 1. Mon 0800-2300 EST Tue – Fri 0800-2000 EST Sat 1000-1400 EST To: 3. Contact Center Requirements A. Minimum Contact Center Hours: 1. (a) Monday 0800-2100 EST (b) Tuesday – Wednesday 0800-2000 EST (c) Thursday – Friday 0800-1800 EST (d) Saturday and Sunday - Hours not required. 2. Update Service Level Agreement (SLA) Performance Metrics From previous language: B. New SLA Metrics 1. Customer Satisfaction minimum threshold: 70% 2. Abandon Rate no higher than 4.0% 3. Interaction Quality Monitoring minimum threshold: 95% 4. Accuracy Rate minimum threshold: 95% 5.Timeliness minimum threshold: 95% To: B. SLA Metrics 1. Customer Satisfaction minimum threshold: 70% 2. Abandon Rate no higher than 4.0% a. Effective April 1, 2023 the Abandon Rate is no higher than 8%. b. Starting July 1, 2023 through December 31, 2023, a servicer will not have their Abandon Rate SLA ranking reduced as a result of their Abandon rate during that performance period. 3. Interaction Quality Monitoring minimum threshold: 95% 4. Accuracy Rate minimum threshold: 95% 5.Timeliness minimum threshold: 95%

Attachment Page PAGE 3 OF 4 EDFSA09D0012P00143 3. Revise the following prices: a. From current prices: In Current Repayment 1+ EA $3.08921 Service Member 1+ EA $3.08921 Forbearance per borrower Change Requests 5505, 6273, 6385 and 6498. (Effective May 1, 2022) 1+ EA $2.19 b. To: In Current Repayment 1+ EA $2.89921 Service Member 1+ EA $2.89921 Forbearance per borrower Change Requests 5505, 6273, 6385 and 6498. (Effective May 1, 2022) 1+ EA $2.00 This modification is the full and complete adjustment in price and scope for the changes shown above to the contract. All other terms and conditions remain the same. This modification represents total agreement of the parties. End of Modification

SCHEDULE Continued ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT Contracting Officer: Jackson McClam, 202-304-2149, jackson.mcclam@ed.gov Primary Contracting Officer Representative: Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Alternate Contracting Officer Representative(s): Andre Barbosa, 202-377-3332, Andre.Barbosa@ed.gov Primary Technical Point of Contact: None Alternate Technical Point(s) of Contact: None PAGE 4 OF 4 EDFSA09D0012P00143